UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2020

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place,	Birmingham,	AL	35209
(Address of Principal Executive Office )			(Zip code)

Registrant’s telephone number, including area code:	(205)	877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS
On August 10, 2020, ProAssurance Corporation (the "Company") filed its Quarterly Report on Form 10-Q for the period ended June 30, 2020 (the "Form 10-Q"). Subsequent to filing its Form 10-Q, the Company identified a typographical error in its Item 2, Management's Discussion and Analysis of Financial Condition and Results of Operations, in the Segment Operating Results - Specialty Property & Casualty section under the heading "Gross Premiums Written." In the table on page 80 of the Form 10-Q, twelve month term Standard Physician premium should be $39,392 and $96,309 for the three and six months ended June 30, 2020, respectively, and $43,371 and $102,904 for the three and six months ended June 30, 2019, respectively.
The corrected table is set forth below:

	Three Months Ended June 30				Six Months Ended June 30
($ in thousands)	2020	2019	Change		2020	2019	Change
Professional Liability
HCPL
Standard Physician(1)(9)
Twelve month term	$39,392	$43,371	$(3,979)	(9.2%)	$96,309	$102,904	$(6,595)	(6.4%)
Twenty-four month term	947	10,081	(9,134)	(90.6%)	8,314	16,867	(8,553)	(50.7%)
Total Standard physician	40,339	53,452	(13,113)	(24.5%)	104,623	119,771	(15,148)	(12.6%)
Specialty
Custom Physician(2)(9)	5,696	17,420	(11,724)	(67.3%)	36,442	51,795	(15,353)	(29.6%)
Hospitals and Facilities(3)(9)	9,662	11,340	(1,678)	(14.8%)	25,933	27,496	(1,563)	(5.7%)
Senior Care(4)(9)	480	3,625	(3,145)	(86.8%)	4,104	11,784	(7,680)	(65.2%)
Reinsurance (assumed)	2,477	2,517	(40)	(1.6%)	7,266	7,178	88	1.2%
Total Specialty	18,315	34,902	(16,587)	(47.5%)	73,745	98,253	(24,508)	(24.9%)
Total HCPL	58,654	88,354	(29,700)	(33.6%)	178,368	218,024	(39,656)	(18.2%)
Small Business Unit(5)	20,505	23,180	(2,675)	(11.5%)	43,405	48,144	(4,739)	(9.8%)
Tail Coverages(6)	17,818	4,752	13,066	275.0%	24,007	9,181	14,826	161.5%
Total Professional Liability	96,977	116,286	(19,309)	(16.6%)	245,780	275,349	(29,569)	(10.7%)
Medical Technology Liability(7)	9,885	9,937	(52)	(0.5%)	16,104	17,140	(1,036)	(6.0%)
Other(8)	203	1,678	(1,475)	(87.9%)	561	1,844	(1,283)	(69.6%)
Total	$107,065	$127,901	$(20,836)	(16.3%)	$262,445	$294,333	$(31,888)	(10.8%)
The correction in this Current Report on Form 8-K does not change any other previously reported financial results of operations or any other disclosure contained in the Form 10-Q.
SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 12, 2020

PROASSURANCE CORPORATION
by: /s/ Jeffrey P. Lisenby
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Jeffrey P. Lisenby General Counsel

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